Agile Funds, Inc.

Agile Multi-Strategy Fund

Supplement dated April 11, 2006

To Statement of Additional Information dated February 28, 2006

On April 10, 2006, Agile Funds, Inc. (the “Company”) was granted an exemptive order by the Securities and Exchange Commission permitting Tactical Allocation Services, LLC (the “Adviser”), subject to the approval of the Board of Directors of the Company, to appoint sub advisers to conduct the investment program of the Agile Multi-Strategy Fund (the “Fund”) without shareholder approval.

Page 24 of the Statement of Additional Information is deleted in its entirety and replaced by the following:

“Application for Exemptive Order

The Company has requested an exemptive order from the Securities and Exchange Commission that would permit the Fund to invest in affiliated and non-affiliated investment companies in excess of the limitations in the Investment Company Act of 1940.  There can be no assurance that such an order will be granted.  In the absence of such an order, the Fund’s ability to invest in other investment companies will be limited.”